UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 4, 2003




                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                1-2207            38-0471180
             --------                -------           ----------
         (State or other           (Commission       (I.R.S. Employer
        jurisdiction of             File No.)       Identification No.)
        incorporation of
          organization)


                       280 Park Avenue, New York, NY 10017
                       -----------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000



                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 12. Results of Operations and Financial Condition

     The information in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

     On August 11, 2003, Triarc Companies, Inc. (the "Company") declared a special stock distribution (the "Stock Distribution") of two shares of a newly designated series of its previously authorized class B common stock with a par value of $.10 per share (the "Class B Common Stock") for each outstanding share of the Company's class A common stock with a par value of $.10 per share (the "Class A Common Stock") held on August 21, 2003, with a distribution date of September 4, 2003. The Class B Common Stock will be entitled to one-tenth of a vote per share, will have a $.01 per share liquidation preference and will be entitled to receive regular quarterly cash dividends per share of at least 110% of any regular quarterly cash dividends per share when, as and if, declared on the Class A Common Stock through September 4, 2006. Thereafter, the Class B Common Stock will participate equally on a per share basis with the Class A Common Stock in any cash dividends.

     The Company is hereby providing summary consolidated operating data in the table below to report the effect of the Stock Distribution on its previously reported income (loss) per share. The income (loss) per share amounts in the summary consolidated operating data have been set forth on both a historical pre-distribution and a pro forma post-distribution basis, since the distribution has been declared but has not yet been made. The summary consolidated operating data for the years ended January 2, 2000 and December 31, 2000 also retroactively reflect the effect of the adoption of Statement of Financial Accounting Standards No. 145 ("SFAS 145") resulting in the reclassification of charges related to the early extinguishment of debt previously reported as extraordinary charges. The summary consolidated operating data (i) for each of the fiscal years in the five-year period ended December 29, 2002 have been derived and reclassified from the Company's audited consolidated income statements contained in the Company's Annual Reports on Form 10-K for each of the five fiscal years and (ii) for the six-month periods ended June 29, 2003 and June 30, 2002 (the "Six-Month Periods") have been derived and reclassified from the Company's unaudited condensed consolidated statements of operations included in its Quarterly Report on Form 10-Q for the quarter ended June 29, 2003. In the opinion of the Company, the unaudited summary consolidated operating data for the Six-Month Periods contains all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Company's results for those periods. The Company's results for the Six-Month Periods are not necessarily indicative of the results that may be expected for the Company's entire fiscal year. The summary consolidated operating data should be read together with the Company's consolidated financial statements and accompanying notes, as well as management's discussion and analysis of financial condition and results of operations, all of which can be found in the publicly available documents referred to above.




                       SUMMARY CONSOLIDATED OPERATING DATA


                                                                 Year Ended (1) (2)                         Six Months Ended (1) (2)
                                             -------------------------------------------------------------  ------------------------
                                              January 3, January 2, December 31, December 30, December 29,  June 30,      June 29,
                                               1999 (3)   2000 (3)     2000 (3)      2001       2002 (11)     2002 (11)    2003 (11)
                                               ----       ----         ----          ----       ----          ----         ----
                                                                 (In thousands except per share amounts)
Revenues:
   Net sales.................................$     --    $     --     $     --     $    --     $    --     $      --      $ 99,895
   Royalties and franchise and related fees..  78,429      81,658       87,450      92,823      97,782        47,218        44,639
                                             --------    --------     --------     -------     -------     ---------      --------
                                               78,429      81,658       87,450      92,823      97,782        47,218       144,534
                                             --------    --------     --------     -------     -------     ---------      --------
Costs and expenses:
   Cost of sales, excluding depreciation and
     amortization............................      --          --           --          --          --            --        73,844
   Selling, general and administrative.......  62,998      68,498       80,212 (8)  77,355 (9)  75,893        38,837        54,422
   Depreciation and amortization, excluding
     amortization of deferred financing
     costs...................................   4,916       5,423        5,313       6,506       6,550         3,255         6,797
   Capital market transaction related
     compensation............................      --          --       26,010 (8)      --          --            --            --
   Capital structure reorganization related
     charge..................................      --       2,126 (7)      306          --          --            --            --
                                             --------    --------     --------     -------     -------     ---------      --------
                                               67,914      76,047      111,841      83,861      82,443        42,092       135,063
                                             --------    --------     --------     -------     -------     ---------      --------
       Operating profit (loss)...............  10,515       5,611 (7)  (24,391)(8)   8,962 (9)  15,339         5,126         9,471
Interest expense............................. (13,031)     (1,260)(7)   (4,804)    (30,447)    (26,210)      (13,163)      (17,825)
Insurance expense related to long-term debt..      --          --         (550)     (4,805)     (4,516)       (2,305)       (2,138)
Early extinguishment of debt.................      --      (2,351)(7)       --          --          --            --            --
Investment income, net.......................   9,863      16,904       30,715      33,632         851         1,147         6,870
Costs of proposed business acquisitions not
  consummated................................    (900)       (416)          --        (623)     (2,238)         (132)         (930)
Gain (loss) on sale of businesses, net.......      --       1,188           --         500      (1,218)       (1,218)           --
Other income (expense), net..................   1,572       2,827        1,241      10,191       1,358          (228)          975
                                             --------   ---------     --------     -------     -------     ---------       -------
       Income (loss) from continuing
         operations before income taxes
         and minority interests..............   8,019      22,503 (7)    2,211 (8)  17,410 (9) (16,634)      (10,773)       (3,577)
(Provision for) benefit from income taxes....  (4,832)     (6,328)(7)  (12,368)(8)  (8,696)(9)   3,329           970            67
Minority interests in loss of a consolidated
  subsidiary.................................      --          --           --         252       3,548         1,246           112
                                             --------    --------     --------     -------     -------     ---------      --------
       Income (loss) from continuing
         operations..........................   3,187      16,175 (7)  (10,157)(8)   8,966 (9)  (9,757)       (8,557)       (3,398)
Income (loss) from discontinued operations...  11,449 (6)  (6,051)(7)  451,398 (8)  43,450 (9)  11,100 (10)       --            --
                                             --------    --------     --------     -------     -------     ---------      --------
       Net income (loss).....................$ 14,636 (6)$ 10,124 (7) $441,241 (8) $52,416 (9) $ 1,343 (10)$  (8,557)     $ (3,398)
                                             ========    ========     ========     =======     =======     =========      ========

Basic income (loss) per share (4):
   Continuing operations ....................$    .11    $    .62     $   (.44)    $   .42     $  (.48)    $    (.42)     $   (.17)
   Discontinued operations ..................     .37        (.23)       19.43        2.02         .54            --            --
                                             --------    --------     --------     -------     -------     ---------      --------
   Net income (loss).........................$    .48    $    .39     $  18.99     $  2.44     $   .06     $    (.42)     $   (.17)
                                             ========    ========     ========     =======     =======     =========      ========
Diluted income (loss) per share (4):
   Continuing operations ....................$    .10    $    .60     $   (.44)    $   .40     $  (.48)    $    (.42)     $   (.17)
   Discontinued operations ..................     .36        (.23)       19.43        1.91         .54            --            --
                                             --------    ---------    --------     -------     -------     ---------      --------
   Net income (loss).........................$    .46    $    .37     $  18.99     $  2.31     $   .06     $    (.42)     $   (.17)
                                             ========    ========     ========     =======     =======     =========      ========
Pro forma basic income (loss) per share (5):
   Continuing operations ....................$    .03    $    .21     $   (.15)    $   .14     $  (.16)    $    (.14)     $   (.06)
   Discontinued operations ..................     .13        (.08)        6.48         .67         .18            --            --
                                             --------    --------     --------     -------     -------     ---------      --------
   Net income (loss).........................$    .16    $    .13     $   6.33     $   .81     $   .02     $    (.14)     $   (.06)
                                             ========    ========     ========     =======     =======     =========      ========
Pro forma diluted income (loss)per share (5):
   Continuing operations ....................$    .03    $    .20     $   (.15)    $   .13     $  (.16)    $    (.14)     $   (.06)
   Discontinued operations ..................     .12        (.07)        6.48         .64         .18            --            --
                                             --------    --------     --------     -------     -------     ---------      --------
   Net income (loss).........................$    .15    $    .13     $   6.33     $   .77     $   .02     $    (.14)     $   (.06)
                                             ========    ========     ========     =======     =======     =========      ========
Weighted average common shares outstanding:
   Historical pre-distribution...............  30,306      26,015       23,232      21,532      20,446        20,454        20,294
   Pro forma post-distribution...............  90,918      78,045       69,696      64,596      61,338        61,362        60,882


                  Notes to Summary Consolidated Operating Data


(1) The Company reports on a fiscal year basis consisting of 52 or 53 weeks ending on the Sunday closest to December 31. In accordance with this method, the Company's 1998 fiscal year contained 53 weeks and each of the Company's 1999, 2000, 2001 and 2002 fiscal years contained 52 weeks. Each of the Company's Six-Month Periods contained 26 weeks.

(2) Certain amounts included in the prior periods' Summary Consolidated Operating Data have been reclassified to (a) retroactively reflect the adoption on December 30, 2002 of SFAS 145 and (b) otherwise conform with the current period's presentation. The adoption of SFAS 145 resulted in the reclassification of charges for early extinguishment of debt in fiscal 2000 and 2001 previously reported as extraordinary charges to either early extinguishment of debt on a pre-tax basis or income (loss) from discontinued operations, as applicable.

(3) Summary Consolidated Operating Data for the fiscal years ended on or prior to the fiscal year ended December 31, 2000 reflect the discontinuance of the Company's beverage businesses sold in October 2000 and for the years ended on or prior to the fiscal year ended January 2, 2000 reflect the discontinuance of the Company's propane business sold in July 1999.

(4) Basic and diluted income (loss) per share are the same for the fiscal years 2000 and 2002 and for the Six-Month Periods since all potentially dilutive securities would have had an antidilutive effect based on the loss from continuing operations for each of those periods. The shares used in the calculation of diluted income (loss) per share for the fiscal years 1998 (31,527,000), 1999 (26,943,000) and 2001 (22,692,000) consist of the weighted average number of common shares outstanding and potential common shares reflecting the effect of dilutive stock options of 1,221,000, 818,000 and 1,160,000, respectively, and for the fiscal year 1999 the effect of a dilutive forward purchase obligation for common stock of 110,000 shares.

(5) Pro forma basic income (loss) per share has been computed by dividing the net income (loss) attributable to the Class A Common Shares and Class B Common Shares by the weighted average number of shares of each class assuming the Stock Distribution had occurred at the beginning of each period presented. Pro forma diluted income (loss) per share has been computed by dividing the net income (loss) attributable to the Class A Common Shares and Class B Common Shares by the weighted average number of commons shares and potential common shares of each class assuming the Stock Distribution had occurred at the beginning of each period presented. Pro forma basic and diluted income (loss) per share are the same for the fiscal years 2000 and 2002 and for the Six-Month Periods since all potentially dilutive securities would have had an antidilutive effect based on the loss from continuing operations for each of those periods. The shares used in the calculation of pro forma diluted income (loss) per share for the fiscal years 1998 (94,581,000), 1999 (80,829,000) and 2001 (68,076,000) consist of the weighted average number of common shares outstanding and potential common shares reflecting the effect of dilutive stock options of 3,663,000, 2,454,000 and 3,480,000, respectively, and for the fiscal year 1999 the effect of a dilutive forward purchase obligation for common stock of 330,000 shares. Since there were no dividends declared or contractually payable in any of the periods presented, the net income (loss) was allocated one-third to the Class A Common Shares and two-thirds to the Class B Common Shares based on how each class would have shared in the net income (loss) in accordance with the Stock Distribution. Pro forma basic and diluted income (loss) per share is the same for each of the two classes of common stock since there were no dividends declared or contractually payable during any of the periods presented.

(6) Reflects certain significant credits recorded during fiscal 1998 as follows: $7,074,000 credited to net income representing (1) $3,067,000 included in the income from operations of the discontinued businesses consisting of $5,016,000 of gain on sale of businesses less $1,949,000 of related income taxes and (2) $4,007,000 of gain on disposal of discontinued operations.

(7) Reflects certain significant charges and credits recorded during fiscal 1999 as follows: $2,126,000 charged to operating profit representing a capital structure reorganization related charge related to equitable adjustments made to the terms of outstanding stock options for stock of a former subsidiary held by corporate employees; $1,425,000 charged to income from continuing operations before income taxes and minority interests representing (1) the aforementioned $2,126,000 charged to operating profit and (2) a $2,351,000 charge from the early extinguishment of debt, both less $3,052,000 of reversal of excess interest expense accruals for interest due the Internal Revenue Service ( the "IRS") in connection with the completion of their examinations of the Company's Federal income tax returns for prior years; $4,262,000 credited to income from continuing operations representing $5,127,000 of release of excess reserves for income taxes in connection with the completion of IRS examinations of the Company's Federal income tax returns less the aforementioned $1,425,000 charged to income from continuing operations before income taxes and minority interests plus $560,000 of related income tax benefit; and $3,897,000 credited to net income representing (1) the aforementioned $4,262,000 credited to income from continuing operations and (2)
     $15,102,000 of gain on disposal of discontinued operations, both less $15,467,000 of charges reported in loss from operations of the discontinued businesses consisting of (a) a $16,757,000 charge from the early extinguishment of debt, (b) a $3,348,000 capital structure reorganization related charge, similar to the charge in continuing operations, relating to option holders who were employees of the sold businesses, (c) $411,000 of provision for interest due the IRS in connection with the completion of their examination of the Company's Federal income tax returns, all less $7,651,000 of related income tax benefit and (d) $2,602,000 of provision for income taxes in connection with the completion of IRS examinations of the Company's Federal income tax returns.

(8)  Reflects  certain  significant  charges and credits  recorded during fiscal
     2000 as follows: $36,432,000 charged to operating loss and income from continuing operations before income taxes and minority interests representing (1) a $26,010,000 charge for capital market transaction related compensation and (2) a $10,422,000 charge resulting from the Company's repurchase of 1,045,834 shares of its Class A Common Stock from certain of our officers and a director within six months after exercise of the related stock options by the officers and director included in selling, general and administrative; $32,914,000 charged to loss from continuing operations representing the aforementioned $36,432,000 less $3,518,000 of related income tax benefit; and $427,352,000 credited to net income representing $460,266,000 of the then estimated gain on disposal of the Company's former beverage businesses credited to income from discontinued operations, net of a $20,680,000 after-tax charge from the early extinguishment of debt relating to the former beverage businesses, less the aforementioned $32,914,000 charged to loss from continuing operations.

(9)  Reflects  certain  significant  credits  recorded  during  fiscal  2001  as follows: $5,000,000 credited to selling, general and administrative, operating profit and income from continuing operations before income taxes and minority interests representing the receipt of a $5,000,000 note receivable from the Company's Chairman and Chief Executive Officer and
     President and Chief Operating Officer received in connection with the settlement of a class action lawsuit involving certain awards of compensation to those executives; $3,200,000 credited to income from continuing operations representing the aforementioned $5,000,000 less $1,800,000 of related income tax expense; and $46,650,000 credited to net income representing the aforementioned $3,200,000 credited to income from continuing operations and $43,450,000 of additional gain on disposal of the Company's former beverage businesses.

(10) Reflects a  significant  credit  recorded  during  fiscal  2002 as follows:
     $11,100,000 credited to net income representing adjustments to the previously recognized gain on disposal of the Company's former beverage businesses due to the release of reserves for income taxes associated with the discontinued beverage operations in connection with the receipt of related income tax refunds.

(11) The Company completed the acquisition of all of the voting equity interests of Sybra, Inc. ("Sybra") on December 27, 2002. Sybra owned and operated 239 Arby's restaurants as of the date of the acquisition of Sybra and, prior to the acquisition, was the second largest franchisee of Arby's restaurants. The Summary Consolidated Operating Data for the year ended December 29, 2002 includes the results of Sybra from it's acquisition on December 27, 2002 through December, 29 2002 with the results of operations before income taxes reported in other income (expense), net for convenience. The Summary Consolidated Operating Data for the six-month period ended June 29, 2003 includes the results of Sybra but the consolidated operating data for the six-month period ended June 30, 2002 does not include the results of Sybra. However, the Summary Consolidated Operating Data for the six-month period ended June 30, 2002 includes royalties from Sybra of $3,601,000 whereas the royalties from Sybra of $3,450,000 for the six-month period ended June 29, 2003 were eliminated in consolidation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                      TRIARC COMPANIES, INC.



                                      By: /s/ FRANCIS T. MCCARRON
                                          -------------------------------
                                          Francis T. McCarron
                                          Senior Vice President and
                                          Chief Financial Officer

Dated: September 4, 2003